Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Jeanene Morgan, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, of Sentient Brands Holdings Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the consolidated financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a) designed such disclosure controls and procedures under our supervision to ensure material information is made known to us;

b) designed such internal control over financial reporting to provide reasonable assurance regarding reliability of financial reporting;

c) evaluated the effectiveness of the registrant’s disclosure controls and procedures;

d) disclosed any change in internal control over financial reporting that occurred during the most recent fiscal quarter.

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in internal control over financial reporting.

Dated: May 14, 2026	/s/ Jeanene Morgan
Jeanene Morgan
Chief Financial Officer (Principal Financial and Accounting Officer)